Exhibit 99.1

Howard Weil
34th Annual Energy Conference

Safe Harbor
This presentation and other Company reports and statements issued or made from time to time contain certain “forward-looking statements” concerning projected financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.
Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union’s service areas; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union’s natural gas distribution businesses; new legislation and government regulations and proceedings involving or impacting Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other business or investment that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations - such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union’s or any of its subsidiaries’ debt security ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any asset.

Contact:
Southern Union Company
Jack Walsh, 800-321-7423
jack.walsh@southernunionco.com

Management Team
George Lindemann
Chairman, President & CEO
Eric Herschmann
Senior Executive Vice President
Rob Bond
Senior Vice President - Pipeline Operations
Craig Strehl
Senior Vice President - SU Gas Services
Jack Walsh
Director of Investor Relations

Southern Union’s Transformation

Southern Union Milestones

SUG Today
•  Equity listed on the New York Stock Exchange (NYSE:SUG)
•  Equity market capitalization over $2.7 billion
–  Approximately $80 million in 1990
•  Enterprise value over $5.5 billion
–  Approximately $219 million in 1990
•  Total assets over $6 billion
–  Approximately $346 million in 1990
•  Investment grade credit ratings - recently affirmed
–  BBB - Standard & Poor's
–  Baa3 - Moody’s Investor Services
–  BBB - Fitch Ratings

Our Strategy to Drive Value
•  Efficiently manage existing assets
•  Use free cash flow to fund growth and optimize capitalization
•  Continue to integrate business units
•  Evaluate market opportunities
„  Sid Richardson Energy Services

Widespread Asset Base

Business Segments
•  Transportation and Storage
–  Panhandle Energy
•  Panhandle Eastern Pipe Line
•  Trunkline Gas Company
•  Sea Robin Pipeline
•  Trunkline LNG
•  Southwest Gas Storage
–  CrossCountry Energy (50% equity interest)
•  Transwestern Pipeline (100%)
•  Florida Gas Transmission (50%)

Business Segments
•  Distribution
–  Missouri Gas Energy
–  New England Gas Company (RI under contract for sale)
–  PG Energy (under contract for sale)
•  Southern Union Gas Services
–  Formerly Sid Richardson Energy Services

Distribution Assets

Assets Held for Sale

Pipeline Assets

Trunkline LNG Company
•  One of North America’s largest operating facilities
•  Fully contracted with high credit quality counterparty—BG Group—until 2023
•  1.2 Bcf/d baseload sendout
•  6.3 Bcf storage
•  Two phase expansion underway to triple send out capacity to 1.8 Bcf/d
•  Storage being expanded to 9 Bcf

Growth Projects

Projects in Process

Projects Under Negotiation

Southern Union Gas Services

System Map and Asset Detail
Pipelines
Total Miles   4,750
Producer Delivery Points 1,754
Current Throughput 596 Bbtu/d (1)
Field Compression HP  104,840/54,250

Gas Processing Plants
Active Plants    4
Processing Capacity (2)  470/410 MMcfd
Processing Throughput  388 MMcfd
Field Compression HP 127,520/82,000

Treating Plants (3)
Active Plants    6
Treating Capacity 765/590 MMcfd
Treating Throughput 426 MMcfd
Compression HP (4) 7,200/2,200

The Sid Rich Acquisition
•  On March 1, 2006, SUG closed the acquisition of Sid Richardson Energy Services Co. and related companies
•  Purchase price of $1.6 billion
•  SUG closed using interim financing, which will be replaced with appropriate permanent financing within the calendar year
•  Sid Richardson to operate as Southern Union Gas Services

SU Gas Services Overview
•  Leading provider of gas gathering and processing services in the SE New Mexico and West Texas areas of the Permian Basin
•  Led by long-standing, experienced management team
•  High quality asset base anchored by fully integrated pipeline system
•  Strategically located throughout 16 counties surrounding one of Texas’ most prolific producing regions

Overview (continued)
•  Gas control group ensures optimal value is realized for residual gas and NGL production
•  Attractive downstream markets include:
–  Residue gas: (1) California, Mid-con, Texas
–  NGLs: (2) Mont Belvieu

Financial Information

EPS Growth Profile

Segment Operating Income

Respect for the Balance Sheet
…and improved our balance sheet.

We have accomplished this with a combination of prudent financing and strong internal equity formation.

Dividend Policy